UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2006

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of January 1, 2006, providing for the issuance of

Asset-Backed Pass-Through Certificates, Series 2006-WMC1)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127834-08	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Greenwich Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 6 – ASSET-BACKED SECURITIES

Item 6.01	ABS Informational and Computational Material

ABS informational and computational material consisting of static pool information for the depositor and/or sponsor is provided on the following exhibits attached to this Form 8-K:

Exhibit No.	Description
99.1

Program: Citigroup Global Markets Realty Corp. as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Citigroup Mortgage Loan Trust Inc. acted as depositor in a registered transaction.

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (All Liens)

99.2

Program: Citigroup Global Markets Realty Corp. as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Citigroup Mortgage Loan Trust Inc. acted as depositor in a registered transaction.

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (All Liens)

99.3

Program: Citigroup Global Markets Realty Corp. as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Citigroup Mortgage Loan Trust Inc. acted as depositor in a registered transaction.

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (All Liens)

99.4

Program: Citigroup Global Markets Realty Corp. as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Citigroup Mortgage Loan Trust Inc. acted as depositor in a registered transaction.

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (All Liens)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	January 17, 2006
CITIGROUP MORTGAGE LOAN TRUST INC.

		By:	/s/ Matthew R. Bollo
		Name:	Matthew R. Bollo
		Title:	Asst. Vice President

Index to Exhibits

Exhibit No.	Description
99.1

Program: Citigroup Global Markets Realty Corp. as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Citigroup Mortgage Loan Trust Inc. acted as depositor in a registered transaction.

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (All Liens)

99.2

Program: Citigroup Global Markets Realty Corp. as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Citigroup Mortgage Loan Trust Inc. acted as depositor in a registered transaction.

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (All Liens)

99.3

Program: Citigroup Global Markets Realty Corp. as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Citigroup Mortgage Loan Trust Inc. acted as depositor in a registered transaction.

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (All Liens)

99.4

Program: Citigroup Global Markets Realty Corp. as sponsor of prior securitized pools of sub-prime residential mortgage loans for which Citigroup Mortgage Loan Trust Inc. acted as depositor in a registered transaction.

Original Characteristics of Prior Securitized Pools of Sub-Prime Loans (All Liens)